Exhibit 10.24

STATE of NEBRASKA DAKOTA COUNTY	}	ss.
Filed for record this 3 day of
October 2006 at 2:40 o’clock
P M., and recorded as
Instrument No 06-010248
Register of Deads ???

DATE: September 28, 2006
SUBORDINATE DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, AND
SECURITY AGREEMENT
FIXTURE FINANCING STATEMENT
(Hereinafter referred to as “Deed of Trust”)
MADE BY
SIOUXLAND ETHANOL, LLC
1501 Knox Boulevard
P.O. Box 147
Jackson, NE 68743
(Hereinafter referred to as “Trustor”)
TO
Wells Fargo Bank, National Association,
as Trustee
1248 O Street
Lincoln, NE 68508
(Hereinafter referred to as “Trustee”)
(Hereinafter collectively referred to as “Beneficiary” and “Secured Party”)
THIS DEED OF TRUST CONSTITUTES A FIXTURE FINANCING STATEMENT
UNDER THE NEBRASKA UNIFORM COMMERCIAL CODE

          To the extent of Trustor’s estate, right, title and interest to the Property as defined below, Trustor hereby irrevocably grants, transfers, pledges and assigns to Trustee, its successors and assigns, IN TRUST, WITH POWER OF SALE and right of entry and possession, all of Trustor’s estate, right, title and interest in any and all of the following described property which is (except where the context otherwise requires) herein collectively called the “Property,” whether now owned or held or hereafter acquired, and any proceeds thereof or accessions thereto, including:
     (A) That certain real property, more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all of the easements, rights, privileges, franchises and appurtenances thereunto belonging or in anywise appertaining, and all structures and buildings and leasehold improvements now or at any time hereafter located therein (hereinafter such real property, when referred to alone, shall be referred to as the “Premises”), and all of the estate, right, title, interest, claim and demand whatsoever of Trustor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;
     (B) All equipment, apparatus, machinery, fixtures, fittings, vehicles, tools, rolling stock and appliances and any additions to, substitutions for, changes in or replacement of the whole or any part thereof, now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises or any portion thereof or otherwise used by Trustor (the “Equipment”);
     (C) All rights, title and interest of Trustor in and to all streets, roads and public places, opened or proposed, and all easements and rights of way, vaults, party wall agreements, public or private, revocable licenses, tenements, hereditaments, rights and appurtenances, now or hereafter used in connection with, belonging or appertaining to the Premises (hereinafter referred to, together with the Premises and Equipment, as the Real Property);
     (D) All of the rents, royalties, issues, profits, revenue, income, proceeds and other benefits of the Property (the “Rents and Profits”), including the Trustor’s interest in the real estate described in Exhibit A attached hereto and incorporated by this reference, or arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto, and all right, title and interest of Trustor in and to all leases of the Property, including all or any portion of the real estate described in Exhibit A, now or hereafter entered into, and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether said cash or securities are to be held until the expiration of the terms of said leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of the terms of said leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of said terms; subject to, however, the provisions contained in Section 1.06 hereof;
     (E) All proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing Property into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards on the Premises (hereinafter sometimes called “Insurance Proceeds” and “Condemnation Proceeds”); and

     (F) All rights, title and interest of Trustor in any and all building permits, revocable license permits (including insurance and bonds), any and other permits, licenses or authorization required by the governmental authorities having or exercising jurisdiction over the Premises or Fixtures (hereinafter collectively referred to as “Permits, Licenses, Approvals and Agreements”).
          FOR THE PURPOSE OF SECURING, due, prompt and complete observance, performance and discharge of each and every payment, obligation, covenant and agreement contained in the Community Redevelopment Authority of the Village of Jackson, Nebraska’s (“Authority”) Tax Increment Revenue Bonds (Siouxland Ethanol, LLC Project) (the “Bonds”), in the original principal amount of $4,030,000, and all obligations of Trustor pursuant to a Guaranty Agreement in favor of Beneficiary dated as of the date of this Deed of Trust (“Guaranty”), subject to (i) liens for ad valorem taxes and special assessments not then delinquent; (ii) this Bond Resolution; (iii) the Redevelopment Contract; (iv) this Subordinate Deed of Trust; (v) utility, access and other easements and rights-of-way, mineral rights, reservations, restrictions and exceptions that are of record on the date hereof; (vi) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as normally exist with respect to properties similar in character to the Premises and as do not in the aggregate, in the opinion of Independent Counsel, materially impair the property affected thereby for the purposes for which it was acquired or is held by the Company; and (vii) deeds of trust or mortgages securing debt financing incurred by Company for acquisition, construction, equipping and operating the Project.
The Bonds and Guaranty are hereinafter referred to together as the “Obligations.”
Pursuant to that certain Subordination Agreement, dated as of September 28, 2006 (the “Subordination Agreement”), between the Trustee and Farm Credit Services of America, FLCS and CoBank, ACB as its administrative agent (the “Senior Lender”), the liens and security interests granted to the Trustee herein are expressly subordinate to the liens and security interests the Company has granted or may grant to the Senior Lender. The Subordination Agreement restricts the ability of the Trustee to enforce the Deed of Trust, to take other actions, and to accept payments from the Company without the consent of the Senior Lender.
     The Agreement does not restrict the ability of the Company to incur additional indebtedness and grant liens and security interests to secure such indebtedness. The Senior Credit Facility and any additional debt of the Company from the Senior Lender will be secured on a senior basis to the security granted by this Deed of Trust. In addition, the Company may secure certain additional debt on a parity basis with the security for the Bonds granted herein.

ARTICLE I
COVENANTS OF TRUSTOR
          To protect the security of this Deed of Trust, Trustor covenants, warrants and agrees to and with Beneficiary and Trustee as follows:
     1.01 Payment of Principal and Interest. Trustor will pay the principal of and interest, if any, on and all other sums becoming due or payable with respect to the Obligations at the time and place and in the manner specified in the Obligations and in the Resolution of the Authority dated July 20, 2006, and this Deed of Trust according to the terms of the Obligations, the Resolution and this Deed of Trust.
     1.02 Warranty of Title. Trustor warrants that it has good and marketable title in fee simple to the Premises subject to no lien, charge or encumbrance except such as are listed as exceptions to title in the title policy or policies insuring the lien of this Deed of Trust issued upon recordation hereof by a title company or companies acceptable to Beneficiary. This Deed of Trust is and will remain a valid and enforceable lien on the Property subject only to the exceptions referred to above. Trustor has full power and lawful authority to grant, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Trustor will preserve its interest in and title to the Property and will forever collectively warrant and defend the same to Trustee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Trustor shall promptly and completely observe, perform, and discharge each and every obligation, covenant and agreement affecting the Property whether the same is prior and superior or subject and subordinate hereto.
     1.03 Further Assurances.
          (a) Trustor will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, pledge agreements, transfers and assurances as Trustee or Beneficiary shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Trustee and Beneficiary the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Trustee or Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust and, on demand, Trustor will execute and deliver, and hereby authorizes Trustee or Beneficiary to execute in the name of Trustor to the extent Trustor may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Fixtures.
          (b) Trustor forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Property and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon the title of Trustee to, and the security interest of Beneficiary in the Property.

     1.04 Conversion and Security. All right, title and interest of Trustor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Property, hereafter acquired by, or released to Trustor, or constructed, assembled or placed by Trustor on the Premises and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Trustor, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Trustor and specifically described in the granting clause hereof, but at any and all times Trustor will execute and deliver to Trustee any and all such further assurances, deeds of trust, conveyances or assignments thereof as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.
     1.05 Security Agreement. To the extent allowed by the Nebraska Uniform Commercial Code, this Deed of Trust shall be self-operative and constitute a Security Agreement and Fixture Financing Statement with respect to the Equipment, Rents and Profits, Insurance Proceeds and Condemnation Proceeds, Permits, Licenses, Approvals and Agreements. Trustor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements or other instruments as Beneficiary may request or require in order to impose or perfect the lien or security interest hereof more specifically thereon. A photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.
     1.06 Assignment of Rents and Profits. Beneficiary and Trustee shall have the right, power and authority during the continuance of this Deed of Trust to collect the Rents and Profits of the Property and of personal property located thereon with or without taking possession of the Property affected hereby, and Trustor hereby absolutely and unconditionally assigns all such Rents and Profits to Beneficiary including the Rents and Profits of the Premises described in Exhibit A attached hereto. Beneficiary, however, hereby consents to the Trustor’s collection and retention of such Rents and Profits as they accrue and become payable so long as Trustor is not at such time, in default with respect to the indebtedness secured hereby, or in the performance of any covenant or agreement hereunder or hereby secured.
ARTICLE II
EVENTS OF DEFAULT
          The following shall constitute events of default (“Events of Default”) hereunder:
     2.01 Obligations, Covenants, and Agreements. A default by Trustor in the due, prompt and complete observance and performance of any obligation, covenant and agreement contained in this Deed of Trust.

     2.02 Other Obligations. A default by Trustor in the due, prompt, and complete observance and performance of any obligation, covenant and agreement contained in the Guaranty, or the occurrence of any other Event of Default as defined by and under the Resolution, including the payment, when due of any installment of principal or interest, if any, on the Bonds.
ARTICLE III
REMEDIES
          Upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies subject to the rights of holders of prior encumbrances identified in Section 1.02 of this Deed of Trust:
     3.01 Possession. Upon the occurrence of any Event of Default hereunder including, without limitation, defaults in the Agreement or the Resolution, and acceleration of payment of principal of and interest on the Series A Bonds then the Beneficiary in person or by agent may, without any obligation so to do and without notice or demand upon Trustor and without releasing Trustor from any obligation hereunder or in any other agreement or instrument relating to the Obligations, including the Guaranty: (i) make any payment or do any act which Trustor has failed to make or do; (ii) enter upon, take possession of, manage and operate the Property or any part thereof; (iii) make or enforce, or, if the same be subject to modification or cancellation, modify or cancel any leases of the Property or any part thereof upon such terms or conditions as Beneficiary deems proper; (iv) obtain and evict tenants, and fix or modify rents, make repairs and alterations and do any acts which Beneficiary deems proper to protect the security hereof; and (v) with or without taking possession, in its own name or in the name of Trustor, sue for or otherwise collect and receive rents, royalties, issues, profits, revenue, income and other benefits, including those past due and unpaid, and apply the same less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon the indebtedness secured hereby. The entering upon and taking possession of the Property, the collection of any rents, royalties, issues, profits, revenue, income or other benefits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such notice; and, notwithstanding continuance in possession of the Property, or any part thereof, by Beneficiary, Trustee or a receiver, and the collection, receipt and application of rents, royalties, issues, profits, revenue, income or other benefits, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or by law upon or after the occurrence of a default, including the power to direct the Trustee to exercise the power of sale. Any of the actions referred to in this Section 3.01 may be taken by Beneficiary, either in person or by agent, with or without bringing any action or proceeding, or by receiver appointed by a court and any such action may also be taken irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured. Further, Beneficiary, at the expense of Trustor, either by purchase, repair or construction, may from time to time maintain and restore the Property or any part thereof and complete construction uncompleted as of the date thereof and in the course of such completion may make such changes in the contemplated fixtures as Beneficiary may deem desirable and may insure the same. Beneficiary shall be entitled, without notice and to the full extent provided by law, to the appointment by a court having jurisdiction of a receiver to take possession of and protect the Property or any part thereof, and operate the same and collect the Rents and Profits.
     3.02 Receiver.
          (a) Beneficiary shall be entitled to the appointment of a receiver by a court having jurisdiction, to the full extent provided by law, without notice, to take possession of and protect the Property or any part thereof, and operate the same and collect the Rents and Profits, without regard to the adequacy of the security of the Property, and without regard to the enforcement by Trustee or Beneficiary of any other remedy provided herein.
          (b) Notwithstanding the appointment of any receiver, liquidator or trustee of Trustor, or of any of its property, or of the Property or any part thereof, Trustee and Beneficiary shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust, including, but not limited to, the Rents and Profits.
     3.03 Foreclosure. Beneficiary may bring an action in any court of competent jurisdiction enforce this Deed of Trust or to enforce any of the covenants and agreements hereof.
     3.04 Power to Sell. Beneficiary may elect to cause the sale of Trustor’s interest in the Property or any part thereof to be sold as follows:
          (a) Beneficiary may proceed as if the entire Property consisted of real property in accordance with Section 3.04(d) below, or Beneficiary may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Premises or the Equipment without causing structural damage thereto as if the same were personalty, and dispose of the same in accordance with Section 3.04(c) below, separate and apart from the sale of real property, the remainder of the Property being treated as real property.
          (b) Beneficiary may cause any such sale or other disposition to be conducted immediately following the expiration of the grace period, if any, herein provided or provided in the Agreement (or immediately upon the expiration of any redemption or reinstatement period required by law) or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary, may at its option, cause the same to be conducted simultaneously or successively, on the same day or at such different days or times and in such order, as Beneficiary may deem to be in its best interest.
          (c) Should Beneficiary elect to cause any of the Property to be disposed of as personalty as permitted by Section 3.04(a) above, Beneficiary may dispose of any part thereof in any manner now or hereafter permitted by the Nebraska Uniform Commercial Code or in accordance with any other remedy provided by law. Any such disposition may be conducted by an employee, attorney or agent of Beneficiary or Trustee. Any person, including, Trustor, Trustee and Beneficiary, shall be eligible to purchase any part or all of such personalty at any such disposition. Any such disposition may be either public or private as Beneficiary may elect, subject to the provisions of the Nebraska Uniform Commercial Code. Beneficiary shall have all of the rights and remedies of a secured party under the Nebraska Uniform Commercial Code. Expenses of retaking, holding, preparing for sale, selling or the like shall include Beneficiary’s reasonable attorney’s fees and legal expenses, and upon Beneficiary’s election to proceed under this Section 3.04(c), Trustor, upon demand of Beneficiary, shall assemble such personalty and make it available to Beneficiary at the Premises, a place which is deemed reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor such prior written notice of the time and place of any public sale or other disposition of such personalty or of the time at or after which any private sale or any other intended disposition is to be made as may be required by the Nebraska Uniform Commercial Code, and if such notice is sent to Trustor three (3) days prior to any intended disposition in the manner provided for the mailing of notices herein it shall constitute reasonable notice to Trustor.
          (d) Should Beneficiary elect to sell the Property or any part thereof which is real property or which Beneficiary has elected to treat as real property, upon such election, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand upon Trustor, Trustee, at the time and place specified in the notice of sale, shall sell the Property or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of Section 3.04(g) hereof. For any cause it deems expedient, Trustee may, and upon request of Beneficiary shall, from time to time postpone the sale by public declaration thereof at the time and place last appointed for the sale. If the Premises consist of several lots or parcels, Beneficiary may designate the order in which such lots or parcels shall be offered for sale or sold. Any persons, including Trustor, Trustee and Beneficiary, may purchase at the sale. Upon receipt of payment, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.
          (e) In the event of a sale or other disposition of the Property, or any part thereof, and in execution of a deed or other instrument of conveyance pursuant thereto, the recitals therein of facts, such as the occurrence of an Event of Default, the compliance with the provisions of any statute or Act, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase of such sale or disposition, shall be conclusive proof of the truth of such facts; any such deed or instrument of conveyance shall be conclusive against all persons as to such facts recited therein.
          (f) The acknowledgment contained in any deed or conveyance executed as aforesaid of the receipt of the purchase money shall be sufficient to discharge the grantee of all obligations to see to the proper application of the consideration therefor as hereinafter provided. The purchaser at any trustee’s or foreclosure sale hereunder may disaffirm any easement granted or rental or lease contract made in violation of any provision of this Deed of Trust, and may take immediate possession of the purchased portion of the Property free from, and despite the terms of, such grant of easement and rental or lease contract.
          (g) Upon the completion of any sale or sales made by Trustee or Beneficiary, as the case may be, under or by virtue of this Section 3.04, Trustee or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the Property and rights sold. Trustee is hereby appointed irrevocably the true and lawful attorney of assignments, transfers and deliveries of the Property or any part thereof and the rights so sold; and for that purpose Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or any substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Trustor, if so requested by Trustee or Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Trustee or to such purchaser or purchasers all such instruments as may be advisable in the judgment of Trustee or Beneficiary, for the purpose as may be designated in such request. Any such sale or sales made under or by virtue of this Section 3.04, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar, both at law and in equity, against Trustor and any and all persons claiming or who may claim the same, or any part thereof, from, through or under Trustor.
     3.05 Rescission by Beneficiary. Beneficiary may at any time rescind the giving or filing of a notice of default pursuant hereto by executing, acknowledging and delivering to Trustee a Cancellation of Notice of Default in due form, and the exercise by Beneficiary of such right of rescission shall constitute a cancellation of any prior declaration by Beneficiary declaring all sums due hereunder and under the Agreement due and payable, but shall not effect or constitute a waiver of any default nor impair the right of Beneficiary to make other declarations, based on the same or any other Event of Default, declaring all such sums due and payable or to foreclose hereupon.
     3.06 Waiver by Trustor. Trustor hereby expressly waives any right which it may have to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto.
     3.07 Application of Sales Proceeds. Unless otherwise provided by law, the purchase money, proceeds or avails of any sale made under or by virtue of this Article III, together with all other sums which then may be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this Article III, or otherwise, shall, after payment of the costs and expenses of the proceedings, including any sale pursuant to Section 3,04, resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by Trustee, be paid to Paying Agent pursuant to the Resolution of the Authority dated October 24, 2003, authorizing issuance of the Bonds, for application as set forth therein.
     3.08 No Remedy Exclusive and No Waiver. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy provided in this Deed of Trust, the Guaranty, the Resolution, the Bonds or by law, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute, No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary. Beneficiary, by accepting payment of any sum secured hereby after its due date, or by making any payment or taking any action which, under the provisions hereof, Beneficiary is entitled but not obligated to make or take, does not waive its right to require prompt payment when due from Trustor or to declare a default for Trustor’s failure to pay or fulfill its obligations under this Deed of Trust. If there exists additional security for the performance of the obligations secured hereby, the Beneficiary, at its sole option and without limiting or affecting any of the rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights it may have in connection with such other security or in such order as it may determine.
     3.09 Surrender of Premises.
          (a) Upon the occurrence of any Event of Default and pending the exercise by Trustee or Beneficiary or their agents or attorneys of their right to exclude Trustor from all or any part of the Premises, Trustor agrees to vacate and surrender possession of the Premises to Trustee or Beneficiary, as the case may be, or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of premises for nonpayment of rent, however designated.
          (b) In the event that there is a Trustee’s sale hereunder and if at the time of such sale Trustor or its heirs, personal representative, executor, administrator, successor or assign is occupying the Premises or any part thereof so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the Premises, such rental to be due daily to said purchaser. An action of forcible detainer shall lie if the tenant holds over after a demand in writing for possession of the Premises; and this Deed of Trust and the trustee’s deed shall constitute a lease and agreement under which the tenant’s possession arose and continued.
          (c) Successor Trustor. In the event ownership of the Property or any portion thereof becomes vested in a person other than the Trustor (as herein named), Beneficiary may, without notice to the Trustor (as herein named), whether or not Beneficiary has given written consent to such change in ownership, deal with such successor or successors in interest with reference to this Deed of Trust and the indebtedness secured hereby, and in the same manner as with Trustor, without in any way compromising or discharging Trustor’s liability hereunder or under the indebtedness hereby secured.
          (d) Beneficiary’s and Trustee’s Right to Act. Should Trustor fail to make any payment or to do any act required under the terms of the Agreement or this Deed of Trust, then Beneficiary or Trustee may, without obligation so to do, and without notice to or demand upon Trustor and without releasing Trustor from any obligation thereunder,
          (i) Make any such payment or do or perform any such acts in such manner and to such extent as either Beneficiary or Trustee in its sole discretion may determine to be necessary to proper to preserve the value of the Property and/or to protect the security of this Deed of Trust; or

          (ii) Do or perform any acts which Trustor is obligated hereunder to do or perform; or
          (iii) Pay, purchase, contest or compromise any encumbrance, charge or lien, which in the judgment of either appears to be prior or superior hereto.
In exercising any such powers or performing any such acts Beneficiary and Trustee are hereby authorized to enter upon the Property at any time for such purpose and to incur any liability and expend whatever amounts in their absolute discretion they may deem necessary therefor, including, but not limited to, the cost of evidence of title and the employment of counsel and the payment of counsel’s reasonable fees.
     3.10 Exception to Obligations of Trustee. Notwithstanding any provision in this Deed of Trust to the contrary, Trustee shall have no obligation to take title to or to obtain possession or control of the Project or Premises unless the Trustee is satisfied, in its sole discretion, that such title, control or possession will not subject Trustee to any hazardous material clean-up obligation with respect to the Project or Premises.
ARTICLE IV
CONCERNING TRUSTEE
     4.01 Liability and Acceptance. Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a matter of public record as provided by law.
     4.02 Resignation. Trustee may resign at any time upon giving thirty (30) days’ notice in writing to Trustor and to beneficiary.
     4.03 Successor Trustee. Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, dissolution, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor, without any need for conveyance from any predecessor trustee. Such successor trustee shall not be required to give bond for the faithful performance of its duties unless required by Beneficiary. Such successor trustee shall be appointed by written instrument duly recorded in each county where the Premises or any part thereof are located, which appointment may be executed by an authorized agent of Beneficiary and if Beneficiary is a trust or corporation and such appointment be executed in its behalf by any single trustee or officer of such trust of corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the trustees or Board of Directors or any superior officer of the trust or corporation. Trustor hereby ratifies and confirms any and all acts which the herein Trustee, or its successor or successors in this trust, shall do lawfully by virtue hereof.
     4.04 Reconveyances. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Guaranty to Trustee for cancellation and delivery to the Trustor or his successors in interest, and upon payment of its fees, Trustee shall reconvey, without warranty, the Property. The recitals in such conveyance of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto”.
     4.05 Costs of Trustee’s Performance. Trustor shall pay all costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties hereunder; and Trustor shall pay all taxes (except federal and state income taxes) and other governmental charges or impositions imposed by any governmental authority upon Trustee or Beneficiary by reason of its or their interest in this Deed of Trust or the Guaranty.
ARTICLE V
MISCELLANEOUS
     5.01 Severability. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.
     5.02 Unsecured Debt. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt secured hereby, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or not fully secured by the lien of this Deed of Trust.
     5.03 Notices. All written notices expressly provided hereunder to be given by Beneficiary to Trustor and all notices and demands of any kind or nature whatsoever which Trustor may be required or may desire to give to or serve on Beneficiary shall be in writing and shall be served by registered or certified mail. Any such notice or demand so served by registered or certified mail shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address above stated or at such other address of which it shall have notified, in writing, the person charged with giving such notice. Service of any such notice or demand so made shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or the expiration of the third day after the date of mailing, whichever is earlier in time.

     5.04 Request for Notice. Trustor hereby requests that a copy of any Notice of Default and any Notice of Sale hereunder be mailed to it at its address herein contained.
     5.05 Nonwaiver. The granting of consent by Beneficiary to any transaction as required by the terms hereunder shall not be deemed a waiver of the right to require such consent to future or successive transactions.
     5.06 Headings. The headings of the sections in this Deed of Trust are inserted solely for convenience of reference, and are not intended to govern, limit or aid in the construction of any term or provision hereof.
     5.07 Gender and Number. Whenever the context so requires, the neuter gender herein shall include the masculine or feminine or both, and the singular number shall include the plural.
     5.08 Counterparts. This Deed of Trust may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same deed of trust.
     5.09 Governing Jurisdiction. This Deed of Trust shall be governed by and construed under the laws of the State of Nebraska (“Governing Jurisdiction”).
     5.10 Definition of Terms. Unless otherwise expressly stated, the term “Trustor” is used herein and includes Trustor’s successors and interests and assigns; the word “Trustee” as used herein includes Trustee’s successors in interest and assigns; and the word “Beneficiary” as used herein, includes Beneficiary’s successors in interest and assigns.
     5.11 Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

          The undersigned have executed this Deed of Trust and Security Agreement the day and year first hereinabove written.

TRUSTOR:

SIOUXLAND ETHANOL, LLC, a Nebraska limited liability company

By:	/s/ Tom Lynch
Its Authorized Representative

STATE OF NEBRASKA	)
) ss.
COUNTY OF LANCASTER	)
          The foregoing instrument was acknowledged before me this 27 day of September, 2006, by Tom Lynch, President of SIOUXLAND ETHANOL, LLC, a Nebraska limited liability company, on behalf of the company.
GENERAL NOTARY - State of Nebraska
RONDA JACKSON
My Comm. Exp. Sept. 20, 2006
(S E A L)

/s/ Ronda Jackson
Notary Public

EXHIBIT A
Legal Description
The land referred to is situated in the State of Nebraska, County of Dakota and is described as follows:
Tract C:
A tract of land consisting of part of the SE 1/4 of Section 27, Township 29 North, Range 7 East of the 6th P.M., Dakota County, Nebraska and more particularly described as follows: Commencing at the South 1/4 corner of Section 27, said point also being the point of Beginning; thence N00°40’00"E upon and along the West line of the SE 1/4 a distance of 33.00 feet of the North right-of-way line of Knox Road; thence continuing N00°40’00"W upon and along said West line a distance of 1005.13 feet to the intersection of said West line and the Westerly C.B. & Q Railroad R.O.W. line; thence S35°08’38"E upon and along said Westerly Railroad R.O.W. line a distance of 1236.03 feet to the intersection of said Westerly Railroad R.O.W. line and said North R.O.W. line of Knox Road; thence continuing S35°08’38"E upon and along said Westerly Railroad R.O.W. line a distance of 40.59 feet to the South line of said SE 1/4; thence N89°32’3 5"W upon and along said South line a distance of 747.05 feet to the Point of Beginning.
Tract E:
A tract of land consisting of part of the SE 1/4 of Section 27, Township 29 North, Range 7 East of the 6th P.M., Dakota County, Nebraska and more particularly described as follows: Commencing at the South 1/4 corner of Section 27; thence N00°40’00"E upon and along the West line of the SE 1/4 a distance of 1209.04 feet to the intersection of said West line and the Easterly C.B. & Q Railroad R.O.W. line. Said point also being the point of Beginning; thence continuing N00°40’00"E upon and along said west line a distance of 124.76 feet to the Westerly R.O.W. line of Highway 20; thence S35°08’38"E upon and along said Westerly Hwy 20 R.O.W. line a distance of 805.80 feet; thence S54°51’22"W upon and along said Hwy 20 R.O.W. line a distance of 73.00 feet to the intersection of Hwy 20 R.O.W. and Easterly Railroad R.O.W.; thence N35°08’38"W upon and along said Easterly Railroad R.O.W. line a distance of 704.62 feet to the Point of Beginning.
Tract B:
A tract of land consisting of part of the SW 1/4 of Section 27, Township 29 North, Range 7 East of the 6th P.M., Dakota County, Nebraska and more particularly described as follows: Commencing at the South 1/4 corner of Section 27, said point also being the point of beginning; thence on an assumed bearing of N 89°33’24"W upon and along the South line of the SW 1/4 of Section 27 a distance of 269.07 feet; thence N 00°26’36“E Perpendicular to said South line a distance of 73.00 feet; thence N 89°33’24“W parallel with said South line a distance of 30.00 feet; thence S 00°26’36“W perpendicular to said South line a distance of 73.00 feet; thence N89°33’24"W upon and along said South line a distance of 453.97 feet; thence N 00°26’36" Perpendicular to said South line a distance of 33,00 feet to the North Right-of-way line of Knox Road; thence continuing N 00°26’36“E Perpendicular to said South line a distance of 417.00 feet; thence N35°08’38"W parallel

A-1

with C.B. & Q Railroad R.O.W. line a distance of 2651.04 feet to the South R.O.W. line of 143rd Street; thence continuing N 35°08’38"W parallel with said Railroad R.O.W. line a distance of 40.23 feet to the North line of said SW 1/4; thence N89°44’23"E upon and along said North line a distance of 1167.77 feet to said C.B. & Q Railroad westerly R.O.W. line; thence S 35°08’38"E upon and along said Westerly Railroad R.O.W. line a distance of 40.23 feet to the intersection of said Westerly R.O.W. line and along said Westerly Railroad R.O.W. line a distance of 40.23 feet to the intersection of said Westerly R.O.W. line and said South R.O.W. line of 143rd Street; thence continuing S 35°08’38"E upon and along said Westerly Railroad R.O.W. line a distance of 1945.48 feet to a point on the East line of said SW 1/4; thence S 00°40’00"W upon and along said East line a distance of 1005.13 feet to said North R.O.W. line of Knox Road; thence continuing S 00°40’00"W upon and along said East line a distance of 33.00 feet to the Point of Beginning.
Tract D:
A tract of land consisting of part of the SW 1/4 of Section 27, Township 29 North, Range 7 East of the 6th P.M., Dakota County, Nebraska and more particularly described as follows: Commencing at the South 1/4 corner of Section 27; thence N 00°40’00"E upon and along the East line of the SW 1/4 a distance of 1209.04 feet to the intersection of said East line and the Easterly C.B. & Q Railroad (Right-of-Way) R.O.W. line, said point also being the point of Beginning; thence N 35°08’38"W upon and along said Westerly Hwy 20 R.O.W. line a distance of 1727.89 feet to the intersection of said Easterly Railroad R.O.W. line and 143rd Street R.O.W. line; thence S 89°44’23"W upon and along 143rd Street R.O.W. line a distance of 88.99 feet to the intersection of South 143rd R.O.W. line and Westerly Hwy 20 R.O.W. line; thence S35°08’38"E upon and along said Westerly R.O.W. line a distance of 1575.82 feet to said East line of SW 1/4; thence S 00°40’00"W upon and along said East line a distance of 124.76 feet to the Point of Beginning.

A-2